Fees Summary	Jan. 23, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 41,182,874.52
Previously Paid Amount	0.00
Total Fee Amount	5,687.35
Total Offset Amount	0.00
Net Fee	$ 5,687.35